Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed to Participate in Upcoming Virtual Investor Events

Vancouver, BC – May 24, 2023 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the pharmaceutical research, development, manufacturing and commercialization of rare cannabinoids and cannabinoid analogs, today announce that the Company’s executive team will be participating in the upcoming virtual investor events:

Tribe Public Webinar

Date: May 31, 2023

Time: 12:00 PM ET
Registration:  https://us06web.zoom.us/webinar/register/WN_6ZYkEADVSPOFd3g68IzQsw#/registration

Eric A. Adams, CEO of InMed, and Jerry Griffin, VP, Sales and Marketing of BayMedica, will co-host a presentation event titled "Addressing The Increasing Demand For Rare Cannabinoids". Management will be available for a 5-10 minute Q&A session at the end of the presentation. Please send your questions for management to Tribe's email: research@tribepublic.com.

Investor Summit

Date: June 1, 2023

Presentation Time: 11.30 AM ET
Registration: https://us06web.zoom.us/webinar/register/WN_hVitZ-efQSaO_k5EiB_bUg

Eric A. Adams, CEO of InMed, will present a corporate overview followed by a Q&A session. Management will be available for virtual one-on-one meetings for qualified investors. The conference is complimentary to qualified investors. Please register through Investor Summit.

Following the events, both presentation recordings will be available on InMed’s investor relations events page here.

About InMed:

InMed Pharmaceuticals is a global leader in the research, development, manufacturing and commercialization of rare cannabinoids, including clinical and preclinical programs targeting the treatment of diseases with high unmet medical needs. We also have significant know-how in developing proprietary manufacturing approaches to produce cannabinoids for various market sectors. For more information, visit www.inmedpharma.com and www.baymedica.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about: the increasing demand for rare cannabinoids; InMed’s participation in future conferences; being a global leader in the research, development, manufacturing and commercialization of rare cannabinoids, including clinical and preclinical programs targeting the treatment of diseases with high unmet medical needs; having significant know-how in developing proprietary manufacturing approaches to produce cannabinoids for various market sectors.

Additionally, there are known and unknown risk factors which could cause InMed's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.